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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported): May 1, 1998


     CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1998, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 1998-A6 Mortgage Pass-Through Certificates, Series 1998-F).

                                 CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

     Delaware                     333-45887                  95-4449516
     --------                     ---------                  ----------
(State or Other Jurisdiction    (Commission                (I.R.S. Employer
   of Incorporation)             File Number)              Identification No.)

 4500 Park Granada
Calabasas, California                                           91302
---------------------                                            -----
(Address of Principal                                          (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
                                                    ---- --------

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Item 5.           Other Events.
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Filing of Computational Materials*
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     Pursuant  to Rule 424(b)  under the  Securities  Act of 1933,  concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-F.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-F, Bear, Stearns & Co. Inc. ("Bear, Stearns"), as the underwriter of the Underwritten Senior Certificates, has prepared certain materials (the "Bear, Stearns Computational Materials") for distribution to its potential investors. Although the Company provided Bear, Stearns with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Bear, Stearns Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Bear, Stearns Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated May 27, 1998.




     *Capitalized termsused and ot otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 18, 1998 and the prospectus supplement dated May 26, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-F.




Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1.    Bear, Stearns Computational Materials.
                  filed on Form SE dated May 27, 1998.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWMBS, INC.



                                                     By:  /s/ Nicholas Krsnich
                                                           Nicholas Krsnich
                                                           Vice President



Dated:  May 27, 1998


                                  Exhibit Index



Exhibit                                                                   Page
-------                                                                   ----

99.1.     Bear,  Stearns  Computational  Materials filed on
          Form SE dated May 27, 1998.